SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K/A

Amendment No. 2

to

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2003

INTERDIGITAL COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

PENNSYLVANIA	1-11152	23-1882087
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification)

781 Third Avenue, King of Prussia, Pennsylvania 19406-1409

(Address of principal executive offices)

(610) 878-7800

(Registrant’s telephone number, including area code)

This Form 8-K/A Amendment No. 2 to Current Report amends the Current Report on Form 8-K of InterDigital Communications Corporation, filed with the Securities and Exchange Commission dated February 21, 2003, as subsequently amended on July 2, 2003.

Item 5.	Other Events.

This Form 8-K/A is being filed in order to refile a previously filed contract, which InterDigital Technology Corporation (“ITC”), a subsidiary of InterDigital Communications Corporation (“Registrant”) entered into as of January 15, 2002. This contract has previously been described in the Registrant’s filings with the Securities and Exchange Commission.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

**Exhibit 10.51:	Patent License Agreement dated May 8, 1995 between InterDigital Technology Corporation and NEC Corporation.

**Exhibit 10.52:	Amendment to the Patent License Agreement dated May 8, 1995 dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

**Exhibit 10.53:	Narrowband CDMA and Third Generation Patent License Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

*Exhibit 10.54:	Settlement Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

**Exhibit 10.55:	TDD Development Agreement between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation, dated as of January 22, 1999.

**Exhibit 10.56:	Amendment No. 1 to the TDD Development Agreement dated September 30, 2001 between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation.

**Exhibit 10.57:	PHS and PDC Subscriber Unit Patent License Agreement dated March 19, 1998 between InterDigital Technology Corporation and Sharp Corporation.

**Exhibit 10.58:	Amendment No. 1 dated May 23, 2000 and Amendment No. 2 dated May 30, 2003 to PHS and PDC Subscriber Unit Patent License Agreement dated March 19, 1998 between InterDigital Technology Corporation and Sharp Corporation.

  * Filed herewith.

** Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL COMMUNICATIONS CORPORATION

Date:	October 29, 2003	By:	/s/ R.J. FAGAN
Richard J. Fagan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.54:	Settlement Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.